UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties related to integration matters might be greater than expected; (2) expenses associated with the expansion of our retail branch services and business hours as part of our enhanced deposit gathering strategy might be greater than expected, whether due to a possible need to hire more employees than anticipated or other costs incurred in excess of budgeted amounts;  (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; and (15) our future acquisitions of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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[LOGO]

Investor Presentation

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

February/March, 2006

NASDAQ:  MBFI

Forward Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) expenses associated with the expansion of our retail branch services and business hours as part of our enhanced deposit gathering strategy might be greater than expected, whether due to a possible need to hire more employees than anticipated or other costs incurred in excess of budgeted amounts; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (9) the ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; and (15) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Positioned for Superior Performance and Growth

Unique, Attractive Chicago Presence

Tremendous business opportunity

•      $240bn deposits

•     8,500 middle market businesses

Fragmented and unconsolidated

•      Top 3 control<40%

•      Top 10 control<60%

High Growth / Strong Financial Performance

Track record of historical growth exceeds peers

•      Earnings

•      Balance Sheet

Stable margin through interest rate cycles

Disciplined acquisition track record

Aggressive, New Retail Banking Strategy

Better.

Simpler.

Easier.

Betsimpsier!

7 days a week.

Open early. Open late.

[LOGO]

Who Are We?

•                  Leading independent Chicago area bank(1)

•                  #1 with 35 branches

•                  #2 with $3.5bn of deposits

•                  Financial profile(2):

•                  $5.7bn in assets

•                  $3.7bn in loans

•                  $4.2bn in deposits

•                  $66mm in net income

•                  Full offering of financial services

•                  Commercial banking

•                  Retail banking

•                  Wealth management

1      Chicago area data consists of Cook County.  Source: SNL DataSource.

2      As of or for the year ended December 31, 2005.

Chicago Area

[GRAPHIC]

MB Financial Snapshot

(Dollars amounts in millions, except per share data)

	2000	2005	Change
Assets	$3,287	$5,714	+73.8%
Loans	$2,019	$3,746	+85.5%
Deposits	$2,639	$4,202	+59.2%
Net income	$27.0	$66.4	+145.9%
Fully diluted EPS	$1.02	$2.29	+124.5%
Return on equity	10.24%	13.56%	+3.32%
Cash return on tangible equity *	13.00%	18.77%	+5.77%
Net interest margin - FTE *	3.75%	3.74%	-0.01%
Efficiency ratio	64.80%	55.08%	-9.72%
Non-performing loan ratio	0.81%	0.56%	-0.25%

* See “Non-GAAP Disclosure Reconciliations” on page 28.

Commercial Banking

•                  Largest business unit

•                  Targeting middle-market companies with revenues ranging from $5 to $100mm

•                  Credit needs up to $20mm

•                  Heavy investment in personnel over past 10 years

•                  Robust training program for recent college graduates

•                  Focused on:

•                  Middle-market business financing

•                  Treasury management

•                  Real estate investor, construction, developer financing

•                  Lease banking

[GRAPHIC]

16%CAGR

[CHART]

Diversified Loan Portfolio

As of December 31, 2005

Loan Portfolio Composition

($3.7 bn)

[CHART]

Commercial Loans by Industry Type

($3.1 bn)

[CHART]

* Includes Lease Loans.

Credit Quality

•                  Excellent, stable, predictable

•                  Improving non-performing loan ratios

•                  Loans are granular – typical size is $3 to $6 million; approximately 90% of credits are under $15 million

•                  Extensive due diligence prior to acquisitions

Net Charge-offs to Average Loans

[CHART]

Allowance vs. NPL to Total Loans

[CHART]

Retail Banking

($ in millions)

•                  Consumer and small business clients

•                  Deposit and credit services

•                  10% annual deposit growth over past five years

•                  Cost efficient lending platform

•                  15 and 30 year mortgages sold/securitized to manage interest rate risk/capital requirements

•                  Aggressive, new retail banking strategy  – Betsimpsier!

•                  Improve deposit mix

•                  Improve deposit growth

•                  Reduce funding costs

[GRAPHIC]

4%CAGR

[CHART]

[GRAPHIC]

10%CAGR

[CHART]

Wealth Management

Expanding business and capabilities

•                  Private Banking

•                  Staff are deep generalists

•                  Asset Management and Trust

•                  Open architecture

•                  Objective advice

•                  Superior returns

•                  Vision Investment Services

•                  Brokerage services through MB and other banks

•                  Works closely with MB Retail Banking

•                  Opportunities

•                  Growth within MB’s customer base

•                  Adding additional staff/investment management depth

•                  Continue transition from custody assets to managed assets

•                  Balance Sheet Assets

•                  Asset Management and Trust Assets Under Management

•                  Brokerage Assets Under Management

[CHART]

Positioned for Superior Performance and Growth

Unique, Attractive Chicago Presence

Tremendous business opportunity

•      $240bn deposits

•     8,500 middle market businesses

Fragmented and unconsolidated

•      Top 3 control<40%

•      Top 10 control<60%

High Growth / Strong Financial Performance

Track record of historical growth exceeds peers

•      Earnings

•      Balance Sheet

Stable margin through interest rate cycles

Disciplined acquisition track record

Aggressive, New Retail Banking Strategy

Better.

Simpler.

Easier.

Betsimpsier!

7 days a week.

Open early. Open late.

[LOGO]

Chicago’s Attractive Market Opportunity

[CHART]

	Chicago	Detroit	Cleveland	Minneapolis	St. Louis	Milwaukee	Cincinnati	Kansas City	Columbus	Indianapolis
Total # banks/thrifts	265	53	42	159	132	58	83	144	57	56
Avg. deposits per bank/thrift ($mm)	904	1,453	1,536	354	365	694	446	226	505	445
# banks/thrifts > 1% share	18	9	14	8	16	17	14	20	13	16

Source: SNL DataSource. Deposit data for Midwestern MSAs as of June 30, 2005.

Chicago Deposit Market Share

As of June 30, 2005

Rank	Institution	Branch Count	Total Deposits in Market (mm)	Market Share	%of Total Deposits
1	JPMorgan Chase & Co. (NY)	184	$30,258	18.5%	7.5%
2	ABN Amro (NV) (LaSalle Bank)	94	28,479	17.4	56.7
3	BMO Financial Group (Harris)	83	15,359	9.4	63.0
4	Northern Trust Corp. (IL)	9	7,291	4.5	48.6
5	Corus Bankshares Inc. (IL)	14	5,500	3.4	100.0
6	Royal Bank of Scotland Group (Charter One)	94	4,880	3.0	4.9
7	Citigroup Inc. (NY)	40	4,490	2.7	2.2
8	Fifth Third Bancorp (OH)	45	4,262	2.6	7.0
9	Bank of America (NC)	21	4,000	2.4	0.7
10	MB Financial Inc. (IL)	35	3,533	2.2	84.6
11	MAF Bancorp Inc. (IL)	35	3,486	2.1	50.4
12	Wintrust Financial Corp. (IL)	23	2,767	1.7	41.0
13	Taylor Capital Group Inc. (IL)	12	2,334	1.4	96.3
14	FBOP Corp. (IL)	23	2,246	1.4	21.4
15	Metropolitan Bank Group Inc. (IL)	66	2,053	1.3	100.0
	Total Chicago	1,520	163,973	—	—

Source: SNL DataSource. Chicago data consists of Cook County.

Positioned for Superior Performance and Growth

Unique, Attractive Chicago Presence

Tremendous business opportunity

•      $240bn deposits

•     8,500 middle market businesses

Fragmented and unconsolidated

•      Top 3 control<40%

•      Top 10 control<60%

High Growth / Strong Financial Performance

Track record of historical growth exceeds peers

•      Earnings

•      Balance Sheet

Stable margin through interest rate cycles

Disciplined acquisition track record

Aggressive, New Retail Banking Strategy

Better.

Simpler.

Easier.

Betsimpsier!

7 days a week.

Open early. Open late.

[LOGO]

Consistent Financial Performance

[CHART]

ROACE	10.2%	10.9%	14.6%	14.8%	14.9%	13.6%
Cash ROATCE	13.0	13.5	17.1	18.8	20.1	18.8
Efficiency Ratio	64.8	60.7	52.8	55.7	53.4	55.1
NCOs / Avg. Loans	0.15	0.42	0.33	0.37	0.23	0.22

*Excludes merger charge.

**See “Non-GAAP Disclosure Reconciliations” on page 28.

Consistent Financial Performance

•      Five years of strong results

•      Robust core business growth

•     Capitalized on M&A opportunities

	Dollars in millions, except per share amounts.
	2000	2001*	2002	2003	2004	2005	CAGR

Assets	$3,287	$3,466	$3,760	$4,355	$5,254	$5,714	12%
Loans	2,019	2,312	2,505	2,826	3,346	3,746	13
Deposits	2,639	2,822	3,020	3,432	3,962	4,202	10
Net income	27.0	12.4	46.4	53.4	64.4	66.4	20
Diluted EPS	1.02	0.46	1.75	1.96	2.25	2.29	18

* Includes $19.2 million net merger expenses.

Historical Credit Spreads

•      Credit spreads have been tightening

•      Impacting net interest margins

One Year Spreads*

[CHART]

*  Bloomberg Industrial Composite one year rates to twelve month Libor.

Since 2001, MB Financial has achieved market leading balance sheet and P&L growth …

Strong Balance Sheet Growth …

Gross Loans

[CHART]

Total Deposits

[CHART]

Tangible Book Value

[CHART]

[GRAPHIC]

Leveraged to Produce Superior Income Growth

Total Revenue

[CHART]

Noninterest Income

[CHART]

Diluted EPS*

[CHART]

Note:  Analysis compares financial data as of the twelve months ended December 31, 2005 to financial data as of the twelve months ended December 31, 2001.

Growth calculated on a per share basis.

MBFI Peers: ASBC, FMBI, MAFB, PRK, SKYF, WTFC, CBCF, CBSH, ONB, TCB, FMER.

Top 50 Banks: Includes 50 largest U.S. banks by market capitalization; excludes specialty banks, Citigroup and JP Morgan.

* MBFI Diluted EPS in 2001 excludes merger charge.

... without sacrificing credit quality or profitability

NIM

[CHART]

NCOs / Avg. Loans

[CHART]

Fee Income Ratio

[CHART]

Efficiency Ratio

[CHART]

ROAA

[CHART]

ROACE

[CHART]

Note:  Analysis compares financial data as of the twelve months ended December 31, 2005.

Efficiency ratio excludes amortization expense.  Fee income ratio excludes securities gains and non-recurring items.

MBFI Peers:  ASBC, FMBI, MAFB, PRK, SKYF, WTFC, CBCF, CBSH, ONB, TCB, FMER.

Top 50 Banks: Includes 50 largest U.S. banks by market capitalization; excludes specialty banks, Citigroup and JP Morgan.

M&A Highlights

1990-2000	2001	2002	2003	2004

10 Acquisitions ($1.9bn assets)	April – FSL Holdings ($222mm assets ) November – MOE of MidCity and MB Financial	April – Lincolnwood ($228mm assets) August – LaSalle Leasing ($92mm assets)	Feb – South Holland ($560mm assets) May – Divest Abrams Centre ($98mm assets	May – First Security Fed ($567mm assets)

Disciplined Pricing

	P/E
	Stated		Adjusted*		P/B		Prem/Dep
FSL Holdings	21.7	x	9.7	x	1.2	x	4.3%
Lincolnwood	14.4		9.7		1.6		6.9
LaSalle Leasing	10.0		6.3		1.3		N/A
South Holland	18.1		10.3		1.2		4.4
First Security Fed	16.8		9.8		1.7		18.8

[GRAPHIC]

Attractive Financial Results

IRR	1st Year EPS Accretion
27%	3.5%
27	4.5
22	3.4
22	3.5
21	3.5

*P/E Adjusted is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity).

Positioned for Superior Performance and Growth

Unique, Attractive Chicago Presence

Tremendous business opportunity

•      $240bn deposits

•     8,500 middle market businesses

Fragmented and unconsolidated

•      Top 3 control<40%

•      Top 10 control<60%

High Growth / Strong Financial Performance

Track record of historical growth exceeds peers

•      Earnings

•      Balance Sheet

Stable margin through interest rate cycles

Disciplined acquisition track record

Aggressive, New Retail Banking Strategy

Better.

Simpler.

Easier.

Betsimpsier!

7 days a week.

Open early. Open late.

[LOGO]

“Betsimpsier” Deposit Strategy

Better. Simpler. Easier.

•                  Goals

•                  Improve deposit mix

•                  Improve deposit growth

•                  Reduce funding costs

•                  Implementation activities

•                  Extended hours

•                  Simplified transaction processes

•                  Consistent customer experience

•                  More ATMs

•                  Increased marketing and advertising

Better.

Simpler.

Easier.

Betsimpsier!

7 days a week.

Open early. Open late

[LOGO]

Better. Simpler. Easier. Betsimpsier!

[LOGO]

7 Days A Week. Open Early. Open Late.

Better. Simpler. Easier.

•                  Additional expenses to support strategy

•                  Personnel

•                  65 FTEs added in second half of 2005

•                  2006 staffing has been trimmed as transaction volumes have shifted

•                  Marketing – majority of our second half 2005 marketing efforts were focused on Betsimpsier introduction

•                  Achieved high awareness in Chicago area amongst both customers and non-customers

•                  2006 marketing expenses will return to 2004 levels as the awareness phase has been completed

•                  Progress to date

•                  Initial rollout was completed in the third quarter

•                  Current customers have responded favorably

•                  Early results show a pick up in DDA account addition rate

Key Investment Considerations

Strategy		Implementation

	[GRAPHIC]	• Continue to build Commercial market share
• Build Chicago market share		• Continue to execute Betsimpsier strategy
• Opportunistic acquisitions
• De novo expansion

• Diversify revenue streams	[GRAPHIC]
• Opportunistic acquisitions

	[GRAPHIC]	• Grow core deposits and loans
• Enhance financial performance		• Maintain credit quality and cost efficiency
• Maintain net interest margin

Results since 2000

• 18% EPS growth		• 3.81% average NIM
• 17% average cash ROATCE		• 29bps average charge-off ratio

MBFI Share Price Performance – Since MOE (11/7/01)

[CHART]

*MBFI Peers: ASBC, FMBI, MAFB, PRK, SKYF, WTFC, CBCF, CBSH, ONB, TCB, FMER.

**Top 50 Banks: Includes 50 largest U.S. banks by market capitalization; excludes specialty banks, Citigroup and JP Morgan.

MB Financial Valuation History – Since MOE (11/7/01)

Price / NTM EPS

[CHART]

PEG Ratio

[CHART]

*MBFI Peers: ASBC, FMBI, MAFB, PRK, SKYF, WTFC, CBCF, CBSH, ONB, TCB, FMER.

**Top 50 Banks: Includes 50 largest U.S. banks by market capitalization; excludes specialty banks, Citigroup and JP Morgan.

Non-GAAP Disclosure Reconciliations

These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Such measures include cash return on tangible equity and net interest margin on a fully tax equivalent basis.

Cash return on tangible equity is determined by dividing cash earnings by average tangible stockholders’ equity.  The most directly comparable GAAP measure, return on equity, is determined by dividing net income by average stockholders’ equity.  Cash earnings excludes from net income the effect of amortization expense for intangible assets other than goodwill (which is not amortized but tested for impairment annually), and average tangible stockholders’ equity excludes from average stockholders’ equity acquisition-related goodwill and other intangible assets, net of tax benefit.    We believe that the presentation of cash return on tangible equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital.

Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets.  The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes.

The following tables reconcile cash earnings to net income, average tangible stockholders’ equity to average stockholders’ equity and net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:  (dollars in thousands)

Non-GAAP Disclosure Reconciliations

	2000	2001	2002	2003	2004	2005
Net income, as reported	$26,961	$31,538	$46,370	$53,392	$64,429	$66,368
Plus: Intangible amortization, net of tax benefit	3,022	3,212	631	754	660	645
Cash earnings	$29,983	$34,750	$47,001	$54,146	$65,089	$67,013

Average stockholders’ equity	$263,311	$289,291	$317,693	$360,210	$432,992	$489,395
Less: Goodwill	27,634	30,439	40,773	67,391	101,314	123,879
Less: Other intangible assets, net of tax benefit	5,049	2,082	1,914	4,692	7,453	8,496
Average tangible stockholders’ equity	$230,628	$256,770	$275,006	$288,127	$324,225	$357,020

Cash Return on Tangible Equity - Annualized	13.00%	13.53%	17.09%	18.79%	20.08%	18.77%

	2000	2001	2002	2003	2004	2005
Net interest margin	3.66%	3.65%	3.97%	3.72%	3.69%	3.63%
Plus: Tax equivalent effect	0.09%	0.08%	0.06%	0.08%	0.10%	0.11%
Net interest margin, fully tax equivalent - Annualized	3.75%	3.73%	4.03%	3.80%	3.79%	3.74%

[LOGO]

Investor Presentation

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

February/March, 2006

NASDAQ:  MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27th day of February, 2006.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)